WEAVER & MARTIN


We consent the use of our audit report in the Form SB-2 Registration Statement of Millennium Plastics Corporation.




/s/ Weaver & Martin
Weaver & Martin
February 16, 2001




                                   Certified Public Accountants & Consultants
                                                 801 West 47th St., Suite 208
                                                       Kansas City, MO  64112
                                                         Phone (816) 756-5525
                                                           Fax (816) 756-2252